                                                                  Exhibit 10.28
                                                                  -------------

PREPARED BY AND RETURN TO:

McKay, Meyer and Herbert
1801 Century Park East, 25th Floor
Los Angeles, California 90067-2327
Attention:  David S. Meyer, Esq.



                         MEMORANDUM OF LEASE AGREEMENT

     This MEMORANDUM OF LEASE AGREEMENT (this "MEMORANDUM") is made as of July 27, 1999, by ARE-104 ALEXANDER ROAD, LLC, a Delaware limited liability company ("LANDLORD"), and PARADIGM GENETICS, INC., a North Carolina corporation ("TENANT").

     1. LEASED PREMISES. Landlord and Tenant have entered into that certain unrecorded Lease Agreement of even date herewith (the "LEASE"), pursuant to which and pursuant hereto Landlord is leasing to Tenant, and Tenant is leasing from Landlord, certain improvements (the "LEASED PREMISES") that Landlord has agreed to cause to be constructed, or to permit to be constructed, on certain land located in the County of Durham, State of North Carolina, more particularly described on Exhibit A attached hereto (the "LAND"). The provisions set forth in the Lease are hereby incorporated into this Memorandum.

     2. INITIAL TERM. The initial term of the Lease (the "INITIAL TERM") shall commence on the "COMMENCEMENT DATE" (as defined below) and shall continue for a period of 120 months from the 1st day of the 1st full month following the month in which the Commencement Date occurs. For purposes of the Lease and this Memorandum, the "COMMENCEMENT DATE" shall be earliest of the following: (i) the date Landlord "Delivers" (as such term is defined in the Lease) the Leased Premises "SUBSTANTIALLY COMPLETED" (as such term is defined in the Lease); (ii) the date Landlord could have Delivered the Leased Premises Substantially Completed but for "TENANT CAUSED DELAYS" or "FORCE MAJEURE DELAYS" (as such terms are defined in the Lease); and (iii) the date Tenant conducts any business in any part of the Leased Premises.

     3. TENANT'S OPTION TO EXTEND INITIAL TERM. Tenant has the option to extend the Initial Term for two successive extension periods of five years each. The first extension period shall commence on the day immediately after the expiration of the Initial Term, and the second extension period shall commence on the day immediately after the expiration of the first extension period.

     4. PURPOSE. The purpose of this Memorandum is to give notice of the existence of the Lease, the parties to the Lease, the description of the Leased Premises, the Initial Term of the Lease, and Tenant's option to extend the Initial Term of the Lease. If there is any conflict between the provisions of the Lease and the provisions of this Memorandum, the provisions of the Lease shall control.

     5. COUNTERPARTS. This Memorandum may be executed in any number of counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute a single agreement with the same effect as if all parties had signed the same signature page of the same counterpart. Any signature page from any counterpart of this Memorandum, signed only by one party, may be detached from such counterpart and reattached to any other counterpart of this Memorandum that has a signature page signed only by the other party.

     IN WITNESS WHEREOF, the undersigned have caused their duly authorized signatories to execute this Memorandum as of the date first written above.

                    LANDLORD:

                    ARE-104 ALEXANDER ROAD, LLC,   (SEAL)
                    a Delaware limited liability company

                    By: ALEXANDRIA REAL ESTATE EQUITIES, L.P.,    (SEAL)
                        a Delaware limited partnership, managing member

                        By: ARE-QRS CORP.,         (SEAL)
                            a Maryland corporation, general partner


                            By:  Joel S. Marcus
                               -----------------------------
                            Its: Chief Executive Officer
                               -----------------------------

ATTEST: Lynn Anne Shapiro
       ----------------------

Its     Asst. Secretary
       -----------------


                         TENANT:

                         PARADIGM GENETICS, INC.,  (SEAL)
                         a North Carolina corporation


                            By: /s/ Ian Howes
                               -----------------------------
                            Its: Vice President
                               -----------------------------

ATTEST: /s/ John Ryals
       ----------------------

Its     Asst. Secretary
       -----------------

STATE OF CALIFORNIA    )             LANDLORD'S ACKNOWLEDGMENT
                       )
COUNTY OF LOS ANGELES  )


     I, the undersigned Notary Public, certify that Joel S. Marcus personally came before me this day and acknowledged that he is the Chief Executive Officer of ARE-QRS Corp., a Maryland corporation (the "CORPORATION"), the General Partner of Alexandria Real Estate Equities, LP., a Delaware limited partnership (the "PARTNERSHIP"), the Partnership being the Managing Member of ARE-104 Alexander Road, LLC, a Delaware limited liability company (the "LLC"), and that by authority duly given and as the act of the Corporation, the foregoing instrument was signed in its name by Joel S. Marcus as its Chief Executive Officer, sealed with its corporate seal and attested by Lynn Anne Shapiro as its (Assistant) Secretary as an act of, and for and on behalf of, the Partnership, the Partnership acting as Managing Member of the LLC, as aforesaid.

     WITNESS my hand and Notarial Stamp/Seal this 25th of July ,1999.


                              /s/ Shelly A. Kroll
                               ------------------
                              Notary Public


My commission expires:

8/10/2002
---------


[NOTARY SEAL]
Shelly A. Kroll
Commission # 1193061
My Comm. Expires Aug. 10, 2002

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


     I, a notary public of the State and County aforesaid, certify that John Ryals personally came before me this day and acknowledged that he is the Assistant Secretary of Paradigm Genetics, Inc., a North Carolina corporation, and that by authority duly given and as the act of the corporation, the foregoing instrument was signed in its name by Ian A.W. House, its Vice President, sealed with its corporate seal, and attested by him/her as its Assistant Secretary.

     Witness my hand and notarial stamp or seal this 26th day of July, 1999


                              /s/ Hannah J. Chase
                              --------------------
                              Hannah J. Chase
                              Notary Public


My Commission Expires:

12/13/2002
----------


[NOTARY SEAL]
Hannah J. Chase
Notary Public
My Comission Expires:
12/13/2002

                                   EXHIBIT A

                           Legal Description of Land
                           -------------------------


Being a particular tract or tracts of land located in Durham County, Triangle Township, Research Triangle Park, North Carolina and being further described below:

BEGINNING at a point, said point being located the following courses from NC Geodetic Monument "Triad", said NC Geodetic Monument bearing NC Grid Coordinates NAD 83 of N:238,772.801 Meters, E:620,488.448 Meters; Thence from said monument, South 01(degrees)34'26" West a ground distance of 3,011.37 feet to an existing R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence with said right-of-way along a curve to the right having a radius of 2846.41 feet, an arc length of 153.75 feet and being subtended by a chord bearing and distance of South 02(degrees)43'15" West, 153.73 feet to an existing concrete R/W Monument set in the westerly right-of-way of T.W. Alexander Drive; Thence leaving said right-of-way, North 87(degrees)20'44" West a distance of 142.69 feet to a point, said point being the POINT AND PLACE OF BEGINNING.

Thence, from the POINT AND PLACE OF BEGINNING South 02(degrees)44'10" West a distance of 100.85 feet to a point; Thence, North 89(degrees)49'25" West a distance of 85.25 feet to a point; Thence, South 02(degrees)33'01" West a distance of 80.34 feet to a point; Thence, North 89(degrees)49'25" West a distance of 157.55 feet to a point; Thence, South 02(degrees)26'24" West a distance of 88.04 feet to a point, Thence, North 89(degrees)49'25" West a distance of 52.18 feet to a point; Thence, South 02(degrees)26'24" West a distance of 336.73 feet to a point; Thence, North 88(degrees)43'29" West a distance of 276.76 feet to an existing concrete monument; Thence, North 01(degrees)16'24" East a distance of 330.28 feet to an existing concrete monument; Thence, North 88(degrees)03'29" West a distance of 22.85 feet to a new iron pipe; Thence, North 84(degrees)51'33" West a distance of 150.08 feet to an existing concrete monument; Thence, North 05(degrees)10'14" East a distance of
235.37 feet to a new iron pipe; Thence, South 87(degrees)36'14" East a distance of 150.23 feet to a new iron pipe; Thence, North 05(degrees)09'46" East a distance of 16.45 feet to a new iron pipe; Thence, South 87(degrees)36'14" East a distance of 105.32 feet to a new iron pipe; Thence, North 02(degrees)39'16" East a distance of 36.22 feet to a new iron pipe; Thence, South 87(degrees)20'44" East a distance of 483.95 feet to the POINT AND PLACE OF BEGINNING and containing 265,020.77 sq. ft. (6.084 acres), and being shown on a particular survey or plat entitled "ALTA/ACSM Property Survey - 104 T.W. Alexander Drive", project number 98321.01, prepared by Barbara H. Mulkey Engineering, Inc., dated 04/30/99 and revised 07/21/99.